UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------

                               Amendment No. 1 to
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        November 8, 2007
                                                   -----------------------------

                             SureWest Communications
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             (Exact Name of Registrant as Specified in its Charter)


          California                    0-556                   68-0365195
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 (State or Other Jurisdiction     (Commission File            (IRS Employer
        of Incorporation)               Number              Identification No.)


200 Vernon Street, Roseville, California                       95678
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(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code       (916) 772-2000
                                                   -----------------------------

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          (Former Name or Former Address if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2  Financial Information

Item 2.02  Results of Operations and Financial Condition.

      On November 7, 2007, SureWest Communications (the "Company") issued a press release announcing its financial results for the quarter ended September 30, 2007 and furnished a Current Report on Form 8-K (the "Form 8-K") to the Securities and Exchange Commission regarding the same. The press release contained certain typographical errors within the body of the press release and in the table reporting Selected Operating Metrics. Specifically, the press release reported that 11,364 fiber marketable homes were added since the third quarter of 2006; the corrected number is 12,073 fiber marketable homes. In addition, certain numbers and percentages in the Selected Operating Metrics table that were erroneously reported are corrected as set forth below.

Selected Operating Metrics for the quarter ended September 30, 2007


                                              As of and for the quarter ended,

                                              Sept 30      Sept 30       Sept 30       Sept 30        Pct           Pct
                                               2007          2007         2006          2006         Change        Change
                                            ------------  -----------  ------------  ------------  -----------  -------------
                                               (as                        (as                          (as
                                            previously       (as       previously       (as         previously       (as
                                             reported)    corrected)    reported)    corrected)     reported)     corrected)
BROADBAND
Total marketable homes                          189,852      189,852       188,011       184,223         1.0%           3.1%
Total marketable homes penetration                30.0%        30.0%         26.3%         26.9%        13.8%          11.5%
Fiber marketable homes (6)                      108,656      108,656        99,969        96,181         8.7%          13.0%
Fiber marketable homes penetration                25.2%        24.3%         22.9%         22.9%         9.7%           6.0%


      (6) Fiber marketable homes includes MDU's of 2,158 and 1,756 for 2007 and 2006, respectively.

      Furthermore, the financial statements for the quarter ended September 30, 2007, while included in the publicly issued press release, were inadvertently omitted from the press release attached to the Form 8-K as Exhibit 99.1. The Company's revised press release with the corrections as described above, including the financial statements for the quarter ended September 30, 2007, is attached hereto as Exhibit 99.1.

      The information contained in this Current Report, including the exhibit, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of SureWest Communications, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

      The press release contains non-GAAP financial measures, including operating earnings before interest, taxes, depreciation and amortization, which are not prepared in accordance with GAAP. Operating EBITDA represents net income excluding amounts for income taxes, depreciation and amortization and all other non-operating income/expenses, and is a common measure of operating performance in the telecommunications industry. Operating EBITDA is not a measure of financial performance under generally accepted accounting principles and should not be construed as a substitute for consolidated net income as a measure of performance. A reconciliation of Operating EBITDA to comparable GAAP financial measures is included in the financial tables that are part of the press release.

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

Section 9  Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

         (d)      Exhibits.

         Exhibit 99.1 Revised Press Release dated November 8, 2007

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


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          SUREWEST COMMUNICATIONS

                          By: /s/ Philip A. Grybas
                              -----------------------
                              Philip A. Grybas
                              Senior Vice President and Chief Financial Officer


Date:  November 8, 2007

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



                                                   EXHIBIT INDEX


   Exhibit No.                                       Description
   -----------                                       -----------
       99.1         Revised Press Release dated November 8, 2007.



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